Exhibit 10.2

EXECUTION VERSION

THIRD AMENDMENT TO

SECOND LIEN CREDIT AGREEMENT

THIRD AMENDMENT TO SECOND LIEN CREDIT AGREEMENT (this “Amendment”) dated as of February 7, 2018 among

SEARS HOLDINGS CORPORATION, a Delaware corporation (“Holdings”),

SEARS ROEBUCK ACCEPTANCE CORP., a Delaware corporation, and KMART CORPORATION, a Michigan corporation (the “Borrowers”),

the Guarantors party to the Amended Second Lien Credit Agreement (as defined below) (the “Guarantors”),

the Lenders party to the Amended Second Lien Credit Agreement, and

JPP, LLC, as Administrative Agent and collateral administrator (the “Agent”),

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

W I T N E S S E T H:

WHEREAS, Holdings, the Borrowers, the Lenders party thereto, Guarantors party thereto and the Agent are party to that certain Second Lien Credit Agreement (as amended by that certain First Amendment to Second Lien Credit Agreement, dated as of July 7, 2017, that certain Second Amendment to Second Lien Credit Agreement, dated as of January 9, 2018, and as further amended, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Existing Second Lien Credit Agreement”; the Existing Second Lien Credit Agreement as amended hereby, the “Amended Second Lien Credit Agreement”); and

WHEREAS, Holdings, the Borrowers, the Guarantors, certain of the Lenders and the Agent have agreed to amend the Existing Second Lien Credit Agreement.

NOW THEREFORE, in consideration of the mutual promises and agreements herein contained, the parties hereto hereby agree as follows:

1.	Incorporation of Terms. All capitalized terms not otherwise defined herein shall have the same meaning as in the Amended Second Lien Credit Agreement.

2.	Representations and Warranties. By execution of this Amendment, each Loan Party certifies that:

a.	no Default or Event of Default has occurred and is continuing under the Amended Second Lien Credit Agreement or under any other Loan Document;

b.	all representations and warranties contained in the Amended Second Lien Credit Agreement and the other Loan Documents are true and correct in all material respects as of the date hereof, except to the extent that (A) such representations or warranties are qualified by a materiality standard (in which case such representations or warranties are true and correct in all respects), (B) such representations or warranties expressly relate to an earlier date (in which case such representations or warranties are true and correct in all material respects as of such earlier date); (C) such representations or warranties relate to Section 5.01(f) of the Amended Second Lien Credit Agreement (in which case such representations or warranties are limited to clause (c) of the definition of “Material Adverse Effect” in the Amended Second Lien Credit Agreement);

c.	the execution, delivery and performance by each Loan Party party hereto and thereto of this Amendment and the other documents executed in connection herewith, and the consummation of the transactions contemplated hereby or thereby, are within such Loan Party’s powers, have been duly authorized by all necessary organizational action, and do not contravene (A) the charter or by-laws or other organizational or governing documents of such Loan Party or (B) law or any contractual restriction binding on or affecting any Loan Party, except, for purposes of this clause (B), to the extent such contravention would not reasonably be expected to have a Material Adverse Effect;

d.	no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery and performance of this Amendment and the other documents executed in connection herewith, in each case by any Loan Party party thereto, that has not already been obtained if the failure to obtain such authorization, approval or other action could reasonably be expected to result in a Material Adverse Effect;

e.	this Amendment has been duly executed and delivered by each Loan Party party hereto, constitutes the legal, valid and binding obligation of each Loan Party party hereto enforceable against such Loan Party in accordance with its terms subject to the effect of any applicable bankruptcy, insolvency, reorganization or moratorium or similar laws affecting the rights of creditors generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity); and

f.

the execution, delivery and performance by each Loan Party of this Amendment and the other documents executed in connection herewith, and the consummation of the transactions contemplated hereby or thereby, will not conflict with, constitute a default under or violate any of the terms, conditions or provisions of (i) the Indenture for the Existing Second Lien Notes, (ii) the Security Agreement, (iii) the Existing Intercreditor Agreement, (iv) the First Lien Credit Agreement, (v) the Letter of Credit Reimbursement Agreement, dated as of December 28, 2016, by and among Holdings, the Borrowers, certain financial institutions and Citibank, N.A. as administrative agent and issuing bank, as amended, modified, supplemented or restated and in effect from time to time, (vi) that certain Second Amended and Restated Loan Agreement, dated as of October 18, 2017, by and among JPP, LLC, JPP II, LLC, Sears, Roebuck and Co, Kmart Corporation and the other borrower parties thereto, as amended, modified, supplemented or restated and in effect from time to time, (vii) that certain Amended and Restated Loan Agreement, dated as of May 22, 2017, by and among JPP, LLC, JPP II, LLC, Cascade Investment, L.L.C., Sears, Roebuck and Co, Kmart Corporation and the other borrower parties thereto, as amended, modified, supplemented or restated and in effect from time to time, (viii) that certain Receivables and Participation Purchase Agreement, dated as of June 15, 2017, by and among Kmart Operations LLC, Sears Operations LLC, Holdings, JPP, LLC and JPP II, LLC, as amended, modified, supplemented or restated and in effect from time to time and (ix) that certain Term Loan Credit Agreement, dated as of January 4, 2018, among Holdings, the Borrowers, the guarantors party thereto from time to time, the lenders party thereto from time to time and JPP, LLC, as administrative agent and collateral administrator, as amended, modified, supplemented or restated and in effect from time to time.

3.	Release by Loan Parties. Each Loan Party hereby acknowledges and agrees that it has no actual knowledge of any defenses or claims against any Lender, the Agent, or any of their respective Affiliates, or any of their respective officers, directors, employees, attorneys, representatives, predecessors, successors, or assigns with respect to the Obligations, and that if such Loan Party now has, or ever did have, any defenses or claims with respect to the Obligations against any Lender, the Agent , or any of their respective Affiliates or any of their respective officers, directors, employees, attorneys, representatives, predecessors, successors, or assigns, whether known or unknown, at law or in equity, from the beginning of the world through this date and through the time of effectiveness of this Amendment, all of them are hereby expressly WAIVED, and each Loan Party hereby RELEASES each Lender, the Agent and each of their respective Affiliates and their respective officers, directors, employees, attorneys, representatives, predecessors, successors, and assigns from any liability therefor.

4.	Amendments to Existing Second Lien Credit Agreement.

a.	Section 1.01 of the Existing Second Lien Credit Agreement is hereby amended by deleting clause (h) of the definition of “Permitted Debt” set forth therein and replacing it in its entirety with the following:

“(h) other Debt in an amount not to exceed $1,250,000,000 in the aggregate outstanding at any time;”

b.	Section 1.01 of the Existing Second Lien Credit Agreement is hereby amended by adding the following definition in alphabetical order:

“Third Amendment Effective Date” means the “Amendment Effective Date” as defined in the Third Amendment to Second Lien Credit Agreement, dated as of February 7, 2018, among Holdings, the Borrowers, the Guarantors party thereto, the Lenders party thereto and the Agent.

c.	Section 2.02(c) of the Existing Second Lien Credit Agreement is hereby amended by deleting the phrase “179 days” and replacing it with “270 days”.

d.	Section 2.02 of the Existing Second Lien Credit Agreement is hereby amended by deleting the proviso at the end of Section 2.02 and replacing it in its entirety with the following:

“provided, the aggregate principal amount of all Line of Credit Loans outstanding hereunder, after giving effect to any Line of Credit Loan proposed to be made pursuant to this Section 2.02, shall not exceed $600,000,000.”

e.	Section 6.02(j)(iii)(C) of the Existing Second Lien Credit Agreement is hereby amended and restated in its entirety as follows:

“(C) Other prepayments of Debt so long as at the time of any such prepayment and immediately after giving pro forma effect thereto, no Default or Event of Default shall have occurred and be continuing. Further, if Holdings, the Borrowers or any of their Subsidiaries shall prepay any Debt (including Debt owed by a Loan Party to a Subsidiary that is not a Loan Party, but excluding other Debt owed to Holdings or any of its Subsidiaries and excluding Priority Obligations) on any date (each, a “Prepayment Date”) then the Borrowers shall not permit Capped Excess Availability to be less than 12.5% of the Line Cap (or such lesser amount as may be permitted under the First Lien Credit Agreement) at any time from the Prepayment Date until one year following the Prepayment Date; provided this sentence shall not apply to (x) prepayments of Debt (for the avoidance of doubt, other than intercompany Debt) (A) with the proceeds of the incurrence of Permitted Debt as long as the maturity of such Permitted Debt (i) with respect to Permitted Debt prepaying Debt having a maturity of one year or less, is at least sixty (60) days later than the maturity of the Debt so refinanced, or (ii) with respect to all other Debt, is later than the maturity of the Debt so refinanced and the latest Termination Date, or (B) with the proceeds from the issuance of equity interests in a Group Member (other than to another Group Member), or (C) in a principal amount not to exceed $25,000,000 in the aggregate in any fiscal year and (y) solely for the 60 day period commencing with the date that is 60 days prior to the maturity date (as in effect on the Third Amendment Effective Date) of the Existing Second Lien Notes outstanding on the Third Amendment Effective Date (without regard to any notes issued in exchange or replacement therefor, or in lieu thereof), prepay the Existing Second Lien Notes in an aggregate principal amount not to exceed $150,000,000 during the term of this Agreement, commencing with the Third Amendment Effective Date.”

f.	Section 6.02(j) of the Existing Second Lien Credit Agreement is hereby amended by adding the following sentence at the end thereof:

“The consummation of a cashless offer to exchange outstanding Permitted Debt for new Permitted Debt shall not be prohibited by this Section 6.02(j) so long as the maturity date of such new Permitted Debt is no earlier than the earlier of (1) the maturity date of the Debt being exchanged and (2) the date that is one year after the latest Termination Date. For the avoidance of doubt, the last sentence of Section 6.02(j)(iii)(C) shall not apply to any such exchange.”

g.	Footnote 21 to Exhibit L to the Existing Second Lien Credit Agreement is hereby amended by deleting the phrase “179 days” and replacing it with “270 days”.

h.	Except as provided herein, all of the terms and conditions of the Existing Second Lien Credit Agreement shall remain in full force and effect.

5.	Conditions to Effectiveness. This Amendment shall become effective on the date (the “Amendment Effective Date”) that each of the following conditions precedent has been fulfilled as determined by the Agent:

a.	This Amendment shall have been duly executed and delivered by Holdings, the Borrowers, the Required Lenders and the Agent, and the Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto.

b.	All action on the part of Holdings and the Borrowers necessary for the valid execution, delivery and performance by Holdings and the Borrowers of this Amendment shall have been duly taken. The Agent shall have received corporate resolutions of Holdings authorizing the entrance of Holdings and the Borrowers into this Amendment.

c.	After giving effect to this Amendment, Capped Excess Availability shall not be less than $150,000,000.

d.	The Borrowers shall have paid all fees, expenses and other amounts due and owing to the Agent and the Lenders that have executed this Amendment.

6.	Binding Effect. The terms and provisions hereof shall be binding upon and inure to the benefit of the parties hereto, the Lenders and their respective successors and assigns.

7.	Expenses. The Borrowers shall reimburse the Agent for all reasonable and documented out-of-pocket expenses incurred in connection herewith, including, without limitation, reasonable attorneys’ fees.

8.	Multiple Counterparts. This Amendment may be executed in multiple counterparts, each of which shall constitute an original and together which shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic (i.e. “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment.

9.	Acknowledgement and Reaffirmation. This Amendment shall amend the Existing Second Lien Credit Agreement, but is not intended to, and shall not, constitute a novation thereof or in any way impair or otherwise affect the rights or obligations of the parties thereunder (including with respect to loans and representations and warranties made thereunder) except as such rights or obligations are amended or modified hereby. The Existing Second Lien Credit Agreement as amended hereby shall be deemed to be a continuing agreement among the parties, and all documents, instruments and agreements delivered, as well as all Liens created, pursuant to or in connection with the Existing Second Lien Credit Agreement (as amended) shall remain in full force and effect, each in accordance with its terms (as amended). Each Loan Party (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms as of the date hereof the covenants and agreements contained in this Amendment and each Loan Document to which it is a party, including in each case such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby, (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge such Loan Party’s obligations under the Loan Documents, (d) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and secure the Secured Obligations (as defined under the Security Agreement), including those Obligations arising under the Amended Second Lien Credit Agreement and (e) agrees that neither this Amendment nor any other document executed in connection herewith shall in no manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents. Each Guarantor hereby confirms that its guarantee under the Amended Second Lien Credit Agreement remains unaltered and in full force and effect and hereby reaffirms, ratifies and confirms the terms and conditions of such guarantee.

10.	Liens Unimpaired. Neither the modification of the Amended Second Lien Credit Agreement effected pursuant to this Amendment nor the execution, delivery, performance or effectiveness of this Amendment: (a) impairs the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document, and such Liens continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred; or (b) requires that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens.

11.	Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

12.	Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

[Remainder of page intentionally left blank; Signature pages follow.]

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by each of the parties hereto as of the date first above written.

SEARS HOLDINGS CORPORATION

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Chief Financial Officer

SEARS ROEBUCK ACCEPTANCE CORP.

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Vice President, Finance

KMART CORPORATION

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Chief Financial Officer

[Signature page to Third Amendment to Second Lien Credit Agreement]

A&E FACTORY SERVICE, LLC

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Vice President

A&E HOME DELIVERY, LLC

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Vice President

A&E LAWN & GARDEN, LLC

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Vice President

A&E SIGNATURE SERVICE, LLC

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Vice President

CALIFORNIA BUILDER APPLIANCES, INC.

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Chief Financial Officer

FLORIDA BUILDER APPLIANCES, INC.

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Chief Financial Officer

[Signature page to Third Amendment to Second Lien Credit Agreement]

KLC, INC.

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Vice President

KMART HOLDING CORPORATION

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Chief Financial Officer

KMART OF MICHIGAN, INC.

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Vice President

KMART OF WASHINGTON LLC
By: Kmart Corporation, as Sole Member

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Chief Financial Officer

KMART OPERATIONS LLC

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Chief Financial Officer

KMART STORES OF ILLINOIS LLC
By: Kmart Corporation, as Sole Member

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Chief Financial Officer

[Signature page to Third Amendment to Second Lien Credit Agreement]

KMART STORES OF TEXAS LLC
By: Kmart Corporation, as Sole Member

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Chief Financial Officer

KMART.COM LLC
By: BlueLight.com, Inc., as Sole Member

By:	/s/ Lawrence J. Meerschaert
Name:	Lawrence J. Meerschaert
Title:	Vice President of BlueLight.com, Inc., the Sole Member of Kmart.com LLC

MYGOFER LLC
By: Kmart Corporation, as Sole Member

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Chief Financial Officer

PRIVATE BRANDS, LTD.

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Vice President

SEARS BRANDS MANAGEMENT CORPORATION

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Vice President

[Signature page to Third Amendment to Second Lien Credit Agreement]

SEARS HOLDINGS MANAGEMENT CORPORATION

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	President

SEARS HOME IMPROVEMENT PRODUCTS, INC.

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	President

SEARS OPERATIONS LLC

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Chief Financial Officer

SEARS PROTECTION COMPANY

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Vice President

SEARS PROTECTION COMPANY (FLORIDA), L.L.C.

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Vice President

SEARS, ROEBUCK AND CO.

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Chief Financial Officer

[Signature page to Third Amendment to Second Lien Credit Agreement]

SEARS, ROEBUCK DE PUERTO RICO, INC.

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Vice President

SOE, INC.

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Vice President

STARWEST, LLC

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Vice President

[Signature page to Third Amendment to Second Lien Credit Agreement]

JPP, LLC, as Agent and as a Lender

By:	/s/ Edward S. Lampert
Name:	Edward S. Lampert
Title:	Member

[Signature page to Third Amendment to Second Lien Credit Agreement]

JPP II, LLC, as a Lender

By: RBS Partners, L.P., as Manager

By: ESL Investments, Inc., as General Partner

By:	/s/ Edward S. Lampert
Name: Edward S. Lampert
Title: Chairman and Chief Executive Officer

[Signature page to Third Amendment to Second Lien Credit Agreement]